SCHEDULE 14A
                                 (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934


Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
    [ ] Preliminary Proxy Statement
    [ ] Confidential,  For Use of the  Commission  Only (as  permitted  by Rule
        14a-6(e)(2))
    [X] Definitive Proxy  Statement
    [ ] Definitive  Additional Materials
    [ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                      The St. Lawrence Seaway Corporation
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

                                 Not Applicable
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
    [X] No fee required.
    [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
         1) Title of each class of securities to which transaction applies:
         2) Aggregate number of securities to which transaction applies:
         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:*
         4) Proposed maximum aggregate value of transaction:
         5) Total fee paid:
*Set forth the amount on which the filing fee is calculated and state how it was determined.
    [ ] Fee paid previously with preliminary materials:

    [ ] Check  box if any part of  the fee is offset as provided by Exchange Act
        Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.


        1) Amount Previously Paid:

        2) Form, Schedule or Registration Statement No.:

        3) Filing Party:

        4) Date Filed:

                       THE ST. LAWRENCE SEAWAY CORPORATION
                        320 N. MERIDIAN STREET, SUITE 818
                           INDIANAPOLIS, INDIANA 46204
--------------------------------------------------------------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD DECEMBER 13, 2000

--------------------------------------------------------------------------------

To the Shareholders of
The St. Lawrence Seaway Corporation


         NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of The St. Lawrence Seaway Corporation (the "Corporation") will be held Wednesday, December 13, 2000 at 10:00 o'clock a.m. (Indianapolis Time) at the Indianapolis Athletic Club, 350 North Meridian Street, Indianapolis, Indiana for the following purposes:

         1.    To elect four directors.

         2. To transact such other business as may properly come before the meeting and any adjournment or adjournments thereof.

         The Board of Directors has fixed the close of business on November 6, 2000 as the record date for the determination of Shareholders entitled to notice of and to vote at the meeting and at any adjournment or adjournments thereof.

         Whether or not you plan to attend the annual meeting, you are urged to complete, date and sign the enclosed proxy and return it promptly so your vote can be recorded.

                                             By Order of the Board of Directors,




                                             JACK C. BROWN,
                                             Secretary

Dated:  November 10, 2000
--------------------------------------------------------------------------------

                       THE ST. LAWRENCE SEAWAY CORPORATION
                              INDIANAPOLIS, INDIANA

--------------------------------------------------------------------------------

                                 PROXY STATEMENT

--------------------------------------------------------------------------------


                               GENERAL INFORMATION

USE OF PROXIES

         This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of The St. Lawrence Seaway Corporation (the "Corporation") of proxies to be voted at the Annual Meeting of Shareholders to be held on Wednesday, December 13, 2000, in accordance with the foregoing notice. The Proxy Statement and accompanying proxy card are being mailed to the Shareholders on or about November 10, 2000.

         The mailing address of the Corporation is 320 N. Meridian Street, Suite 818, Indianapolis, Indiana 46204.

         Each of the persons named as proxies in the accompanying proxy card was selected by the Board of Directors and is a director of the Corporation. Any proxy may be revoked by the person giving it at any time before it is exercised by delivering to the Secretary of the Corporation either a written notice of revocation or a duly executed proxy bearing a later date, or by attending the annual meeting and voting in person. Shares represented by a proxy, properly executed and returned to management, and not revoked, will be voted at the annual meeting.

         Shares will be voted in accordance with the direction of the Shareholders as specified on the proxy. In the absence of directions, the proxy will be voted "FOR" the election of the nominees set forth below (or, in the event that any of them shall not be available for election by reason of death or other unexpected occurrence, such other substitute nominee as the Board of Directors may propose). Any other matters that may properly come before the meeting will be acted upon by the persons named in the accompanying proxy in accordance with their discretion.

RECORD DATE AND VOTING SECURITIES

         The Board of Directors has fixed the close of business on November 6, 2000 as the record date for the determination of Shareholders entitled to notice of and to vote at the annual meeting and any adjournment or adjournments thereof. As of November 3, 2000, the Corporation had 393,735 shares of Common Stock outstanding and entitled to vote. Each share of Common Stock is entitled to one vote in person or by proxy on each proposal submitted at the meeting. Under the Indiana Business Corporation Law, directors are elected by a plurality of the votes cast by shares entitled to vote in the election at a meeting at which a quorum is present.

PRINCIPAL HOLDERS OF COMMON STOCK

         The following table contains information concerning persons, who, to the knowledge of the Corporation, beneficially owned on November 3, 2000, more than 5% of the outstanding shares of Common Stock of the Corporation:


         Name and Address of             Amount and Nature of           Percent
         Beneficial Owner                Beneficial Ownership          of Class

         The Windward Group, L.L.C.           150,000(1)                 30.3%
         100 Jericho Quadrangle
         Suite 212
         Jericho, NY  11753


         Kevin J. and Dianne M. Bay            20,500(2)                  5.2%
         W288 S290 Elmhurst Drive
         Waukesha, WI  53188
         -------------------------------------------------

(1) Includes 100,000 shares of Common Stock subject to a currently exercisable common stock purchase warrant expiring on September 21, 2002 and exercisable at $3.00 per share (the "Stock Warrant"). Such Stock Warrant was issued pursuant to an Agreement dated September 24, 1986 (the "Warrant Agreement"). At a meeting held on September 8, 1997, the Board of Directors of the Company amended the Stock Warrant and Warrant Agreement to change the termination and expiration dates thereof from September 21, 1997 to September 21, 2002.

(2) Kevin J. Bay and Dianne M. Bay are husband and wife. The Bays own 18,000 shares of common stock of the Company in a joint account. Each of Mr. and Mrs. Bay also own 600 and 1,900 additional shares, respectively, in individual accounts, as reported in a Schedule 13D filed with the SEC and the Company on January 19, 2000.

         The Board of Directors currently consists of four members whose terms will expire at the next annual meeting of Shareholders or when their successors are duly elected and qualified. Directors will be elected by a plurality of the votes cast at the annual meeting.

         Set forth in the following table are the names and ages of all nominees to the board of directors, all positions and offices with the Corporation held by such persons, the period during which they have served as members of the board of directors, their business experience, and other directorships held by them in public companies.

                                                              Business Experience
Directors/Position                           Director         During Last Five Years;
  In Corporation               Age             Since          Other Directorships __
------------------             ---           ---------        -------------------------
Jack C. Brown                  81              1959           Attorney at Law
Secretary                                                     Indianapolis, Indiana since 1945.
                                                              No other directorships.

Joel M. Greenblatt             42              1993           Managing Partner of Gotham Capital III
Chairman of the Board                                         L.P. ("Gotham") and its predecessors since 1985.
                                                              Gotham is a private investment partnership  which
                                                              primarily owns debt and equity securities of
                                                              issuers engaged in a variety of
                                                              businesses. No other directorships.

Daniel L. Nir                  39              1993           Managing Partner of Grace Capital, L.P.
President and Treasurer                                       since December, 1998.
                                                              Manager of Sargeant Capital Ventures,
                                                              LLC since December 1997.
                                                              Managing Partner of Gotham Capital III, L.P. prior
                                                              thereto. No other directorships.


Edward B. Grier III            42              1993           Partner of Grace Capital, L.P. since
                                                              January, 1999; Vice President of
                                                              Gotham Capital III, L.P. from 1991-1994
                                                              and Limited partner of Gotham from
                                                              January 1, 1995 through December
                                                              31, 1998. No other directorships.
---------------------------------------------------

BOARD OF DIRECTORS MEETINGS; COMMITTEES

         During the fiscal year ended March 31, 2000 the Board of Directors held one formal telephone meeting. Members of the Board frequently confer informally in person and by telephone and also take formal action by written consent. The Board of Directors believes that this procedure is sufficient to serve the current needs of the Corporation without undue expenses of frequent formal meetings. All Directors participated in all meetings.

         The Board of Directors does not have any standing audit, nominating or compensation committees or committees performing similar functions.

COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT

         Based solely on a review of Forms 3 and 4 and amendments thereto, furnished to the Corporation during the fiscal year ended March 31, 2000 and Forms 5 and amendments thereto furnished to the Corporation with respect to the fiscal year ended March 31, 2000, no director, officer or beneficial owner of more than 10% of the Corporation's equity securities failed to file on a timely basis reports required by Section 16(a) of the Exchange Act during the fiscal years ended March 31, 2000 and March 31, 1999.

REMUNERATION OF DIRECTORS AND OFFICERS

         Except as noted below, neither the Company's Chief Executive Officer nor any other executive officers of the Company (collectively the "Named Executives") received salary, bonus or other annual compensation for rendering services to the Company during the fiscal years ended March 31, 2000, March 31, 1999 and March 31, 1998.

         During each of the three fiscal years ended March 31, 1998, March 31, 1999, and March 31, 2000 the Company paid to Jack C. Brown, Secretary and a Director, a monthly fee of $500 for administrative services that he renders to the Company. Such fee is on a month to month arrangement.

SUMMARY COMPENSATION TABLE

         As permitted by Item 402 of Regulation S-K, the Summary Compensation Table has been intentionally omitted as there was no compensation awarded to, earned by or paid to the Named Executives which is required to be reported in such Table for any fiscal year covered thereby.

OPTION/SAR GRANTS IN FISCAL YEAR ENDED MARCH 31, 2000

         No options or Stock appreciation rights were granted in the fiscal year ended March 31, 2000.

AGGREGATED OPTION/SAR EXERCISES IN FISCAL YEAR ENDED
MARCH 31, 2000 AND FISCAL YEAR-END OPTION/SAR VALUES

         The Company has a stock option plan originally adopted by the Shareholders on June 12, 1978, and revised and approved by the Shareholders on June 13, 1983, September 21, 1987 and August 28, 1992. The Company currently has one outstanding Stock Option Agreement entered into pursuant to the Plan. The options granted thereunder expire on September 21, 2002. The following table summarizes options exercised during fiscal year 2000 and presents the value of unexercised options held by the Named Executives at fiscal year end. There are currently no outstanding stock appreciation rights.

                                                     Value of Unexercised Number       In-The-Money
                       Shares                         of Unexercised Options/SAR's     Options/SAR's
                       Acquire       Value           At Fiscal Year-End             At Fiscal Year-End
                     on Exercise   Realized         (#)             (#)            ($)            ($)
Name                       #            ($)     Exercisable    Unexercisable   Exercisable   Unexercisable
----              -----------------------------------------    -------------   -----------   -------------
Joel M. Greenblatt        0            0             0               0              0              0

Daniel L. Nir             0            0             0               0              0              0

Edward B. Grier, III      0            0             0               0              0              0

Jack C. Brown             0            0          15,000             0           45,000            0


LONG-TERM INCENTIVE PLANS - AWARDS IN FISCAL YEAR ENDED MARCH 31, 2000

         Not applicable.

COMPENSATION OF DIRECTORS

         The By-laws of the Company provide for Directors to receive a fee of $100 for each meeting of the Board of Directors which they attend plus reimbursement for reasonable travel expense. The Company paid $100 to Jack Brown for attendance at the annual meeting of Stockholders. No other fees were paid to Directors for meetings in fiscal year 2000.

         As discussed above, during the fiscal year ended March 31, 2000, the Company paid Jack C. Brown, Secretary and a Director, a monthly fee of $500 for administrative services that he renders to the Company.

COMPENSATION COMMITTEE INTERLOCK AND INSIDER PARTICIPATION

         The Board of Directors does not have any standing audit, nominating or compensation committees or any other committees performing similar functions. Therefore, there are no relationships or transactions involving members of the Compensation Committee during the fiscal year ended March 31, 2000 required to be reported pursuant to Item 402(j) of Regulation S-K.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth as of the record date the beneficial share ownership of each director and executive officer owning Common Stock, and of all officers and directors as a group.

BENEFICIAL                              AMOUNT & Nature OF           PERCENT
  OWNER                                BENEFICIAL OWNERSHIP         OF CLASS
----------                             --------------------         --------
The Windward Group, L.L.C.                  150,000 1                29.5%
100 Jericho Quadrangle
Suite 212
Jericho, NY 11753

Joel M. Greenblatt                          150,000 2                29.5%
100 Jericho Quadrangle
Suite 212
Jericho, NY 11753

Daniel L. Nir                              150,0002                  29.5%
100 Jericho Quadrangle
Suite 212
Jericho, NY 11753

Jack C. Brown                               20,4563                   4.02%
320 N. Meridian St.
Suite 818
Indianapolis, IN 46204

Edward B. Grier III                               0                   *
100 Jericho Quadrangle
Suite 212
Jericho, NY 11753

All directors and
 officers as a group                        170,456                  33.5%
(4 persons)
---------------------
*Less than 1%

[FN]
         (1)Includes 100,000 Shares subject to a currently exercisable Stock Warrant issued to the Windward Group L.L.C. pursuant to a Warrant Agreement dated September 24, 1986, and amended on July 6, 1992, August 28, 1992 and September 15, 1997.
         (2)Includes 100,000 Shares subject to a currently exercisable Stock Warrant issued to the Windward Group L.L.C. pursuant to a Warrant Agreement dated September 24, 1986, and amended on July 6, 1992, August 28, 1992 and September 15, 1997. Ownership of Mr. Nir and Mr. Greenblatt is indirect as a result of their membership interest in The Windward Group, L.L.C. Mr. Nir and Mr. Greenblatt disclaim individual beneficial ownership of any common stock of the Company.
         (3)Includes 15,000 shares subject to currently exercisable stock options granted on June 11, 1983, as amended, and expiring on September 21, 2002, with a per share exercise price of $3.00.

No other person or group has reported that it is the beneficial owner of more than 5% of the outstanding Common Stock of the Company.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" EACH OF THE NOMINEES TO THE BOARD OF DIRECTORS.


                                   ACCOUNTANT

         The Independent Auditor for the Corporation is the firm of Sallee & Company, Inc. which have been the accountants for the Corporation since its inception.

         A representative of Sallee & Company, Inc. is expected to be present at the annual meeting and will be provided an opportunity to make a statement should he or she desire to do so and to respond to appropriate inquiries from the Shareholders.

                              SHAREHOLDER PROPOSALS

         Shareholder proposals to be considered for inclusion in next year's Proxy Statement must be received by the Corporation at its headquarters, 320 N. Meridian Street, Suite 818, in Indianapolis, Indiana, by the close of business on March 31, 2001, to be considered. Any proposal submitted will be subject to the rules of the Securities and Exchange Commission regarding Shareholder proposals.

                                  OTHER MATTERS

         The Board of Directors of the Corporation knows of no other matters to be presented for action at the meeting. If any other matters should properly come before the meeting or any adjournment thereof, such matters will be acted upon by the persons named as proxies in the accompanying proxy according to their best judgment in the best interests of the Corporation.

         All expenses of the solicitation of proxies will be paid by the Corporation. Officers, Directors and regular employees of the Corporation may also solicit proxies by telephone or telegram or by special calls. The Corporation may also reimburse brokers and other persons holding stock in their names or in names of their nominees for their expenses in forwarding proxies and proxy material to the beneficial owners of the Corporation's stock.

         The Annual Report to Shareholders, which contains financial statements for the year ended March 31, 2000 and other information concerning the operation of the Corporation, is enclosed herewith, but is not to be regarded as proxy soliciting materials.

         Each Shareholder is urged to complete, date, sign and return the enclosed proxy card in the envelope provided for that purpose. Prompt response is helpful and your cooperation will be appreciated.

                                             By Order of the Board of Directors,




                                             JACK C. BROWN,
                                             Secretary


DATED:  November 10, 2000